EXHIBIT 32.1 - CERTIFICATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ping’an Wu,  Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that this report on Form 10-QSB/A of China Properties Developments,  Inc. for the  period ending March 31, 2006 fully complies with the requirements of Section  13(a) or 15(d) of the  Securities  Exchange Act of 1934 and that the information  contained in this report on Form 10-QSB fairly presents in all material respects the  financial  condition  and results of operations of  China Properties Developments,  Inc.

September 27, 2006

/s/ Ping’an Wu
Ping’an Wu, Chief Executive Officer and
President of China Properties Developments, Inc.
(Principal Exeutive Officer)